Filed pursuant to Rule 497

File No. 333-178548

Supplement dated January 11, 2013

to

Prospectus dated June 11, 2012

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This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated June 11, 2012 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

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This supplement amends the Prospectus as follows:

MANAGEMENT

This supplement revises the sections entitled “Management – Board of Directors and Officers” and “Management – Committees of the Board of Directors,” as follows:

Effective January 15, 2013, Phil D. Wedemeyer is no longer a member of the board of directors of the Company, or any committees thereof, including the Company’s Audit, Nominating and Corporate Governance and Conflicts Committees. As a result, all references in the Prospectus to Mr. Wedemeyer are hereby deleted.

Effective January 15, 2013, John O. Niemann, Jr. will serve as the chair of the Company’s Audit Committee.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The table setting forth information with respect to the beneficial ownership of our common stock found on page 111 of the Prospectus is hereby replaced with the following:

	Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage Assuming maximum amount is purchased
5% Stockholders:
DJ-PEI Partners(2)	287,107.60	*
HMS Investor LLC(3)	861,323.81	*
Interested Directors:
Charles N. Hazen	—	—
Vincent D. Foster(4)	—	—
Independent Directors:
Peter Shaper	—	—
John O. Niemann, Jr.	—	—
Officers (that are not directors)
Ryan T. Sims	—	—
Susan Dudley	2,484.75	*
Jeremy T. Davis	—	—
All officers and directors as a group (eight persons)	2,484.75	*

*	Represents less than 1.0%.

(1)	Except for Vincent D. Foster and DJ-PEI Partners, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

(2)	The address of DJ-PEI Partners is 400 Pine Street, Suite 900, Abilene, Texas 79601.

(3)	Hines Investment Holdings, LP, the 92% member of HMS Investor LLC, and JCH Investments, Inc., the general partner of Hines Investment Holdings, LP, have shared voting and dispositive power with HMS Investor LLC over the 842,367.75 shares of our common stock that are beneficially owned by HMS Investor LLC.

(4)	Mr. Foster’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.

The reference to Mr. Wedemeyer in the table included on page 112 of the Prospectus is hereby deleted.